UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): November 12, 2025

Premier, Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-36092	35-2477140
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

13520 Ballantyne Corporate Place

Charlotte, NC 28277

(Address of principal executive offices) (Zip Code)

(704) 357-0022

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class	Trading Symbol	Name of each exchange on which registered
Class A Common Stock, $0.01 Par Value	PINC	NASDAQ Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01	Other Events

As previously announced, on September 21, 2025, Premier, Inc. (“Premier” or the “Company”) entered into an Agreement and Plan of Merger (as it may be amended or supplemented from time to time, the “merger agreement”) with Premium Parent, LLC, a Delaware limited liability company (“Parent”), and Premium Merger Sub, Inc., a Delaware corporation and a direct wholly owned subsidiary of Parent (“Merger Sub”), providing for, on the terms and subject to the conditions of the merger agreement, the acquisition of the Company by Parent at a price of $28.25 in cash, without interest, per share of Class A common stock, par value $0.01 per share, of the Company (“Company Class A common stock”) issued and outstanding. On the terms and subject to the conditions of the merger agreement, Merger Sub will be merged with and into the Company (the “merger”), with the Company surviving the merger as a wholly owned subsidiary of Parent (the “surviving corporation”). Parent and Merger Sub are indirect subsidiaries of funds managed and advised by Patient Square Capital, LP (“Patient Square Capital”).

In connection with the merger agreement, the Company filed with the U.S. Securities and Exchange Commission (the “SEC”) a preliminary proxy statement (the “Preliminary Proxy Statement”) on October 8, 2025 and a definitive proxy statement (the “Definitive Proxy Statement”) on October 22, 2025. The Company first mailed the Definitive Proxy Statement to its stockholders on October 22, 2025.

Litigation Related to the Merger

Following the filing of the Definitive Proxy Statement with the SEC, and as of November 12, 2025, three complaints have been filed by purported stockholders of the Company as individual actions, captioned as follows: Clark v. Premier, Inc. et al., Index No. 659448/2025 (N.Y. Sup. Ct., County of New York Oct. 29, 2025), Johnson v. Premier, Inc. et al., Index No. 659436/2025 (N.Y. Sup. Ct., County of New York Oct. 29, 2025) and Garfield v. Premier, Inc. et al., Index No. 629800/2025 (N.Y. Sup. Ct., County of Suffolk Nov. 3, 2025) (the “Complaints”). The Complaints generally allege, among other things, that the Definitive Proxy Statement is misleading and omits and/or misrepresents certain purportedly material information regarding the sales process conducted by the Company, the Company’s financial projections, and the financial analyses by the Company’s financial advisors in violation of applicable federal or state law. The Complaints seek, among other things: (i) to enjoin the consummation of the merger and the other transactions contemplated by the merger agreement unless and until the purportedly material information omitted from the Definitive Proxy Statement is disclosed; (ii) rescission or rescissory damages in the event the merger and the transactions contemplated by the merger agreement are consummated; (iii) an award of costs of the actions, including attorneys’ and experts’ fees; and (iv) any other relief the court may deem just and proper.

In addition, beginning on October 17, 2025, purported stockholders of the Company have sent demand letters alleging similar deficiencies in the Preliminary Proxy Statement and/or the Definitive Proxy Statement as those asserted in the Complaints (the “Disclosure Demands,” and together with the Complaints, the “Matters”).

The Company believes that the claims asserted in the Matters are without merit and supplemental disclosures are not required or necessary under applicable laws. However, in order to avoid the risk that the Matters delay or otherwise adversely affect the merger, and to minimize the costs, risks and uncertainties inherent in litigation, and without admitting any liability or wrongdoing, the Company is supplementing the Definitive Proxy Statement as described in this Current Report on Form 8-K. Nothing in this Current Report on Form 8-K shall be deemed an admission of the legal merit, necessity or materiality under applicable laws of any of the disclosures set forth herein. To the contrary, the Company specifically denies all allegations in the Matters that any additional disclosure was or is required or material.

Additional complaints and/or demand letters arising out of the merger may also be filed or received in the future. If additional similar complaints and/or demand letters are filed or received, absent new or significantly different allegations, the Company will not necessarily disclose such additional complaints and/or demand letters.

Supplemental Disclosures

The additional disclosures in this Current Report on Form 8-K supplement the disclosures contained in the Definitive Proxy Statement and should be read in conjunction with the disclosures contained in the Definitive Proxy Statement, which should be read in its entirety. To the extent that information set forth in the supplemental disclosures below differs from or updates information contained in the Definitive Proxy Statement, the information in this Current Report on Form 8-K shall supersede or supplement the information contained in the Definitive Proxy Statement. Page references in the below disclosures are to the Definitive Proxy Statement, and defined terms used but not defined herein shall have the meanings set forth in the Definitive Proxy Statement. For clarity, new text within restated paragraphs from the Definitive Proxy Statement is highlighted with underlined text while deleted text is ~~crossed-out~~.

The section of the Definitive Proxy Statement entitled “The Merger—Background of the Merger” is hereby supplemented as follows:

The underlined language is added to the third paragraph on page 37 of the Definitive Proxy Statement:

On April 22, 2025, the Company entered into a customary confidentiality agreement with Patient Square Capital to enable more specific discussions with Patient Square Capital about the Company’s business. To facilitate such discussions, the confidentiality agreement contained a customary standstill provision that would fall away upon the public announcement of the entry by the Company into a definitive agreement with a third party with respect to a change of control transaction. The confidentiality agreement did not prohibit Patient Square Capital from making a confidential request to the Company to amend or waive the standstill provisions, however no such request was made.

The section of the Definitive Proxy Statement entitled “The Merger—Certain Financial Forecasts” is hereby supplemented as follows:

The underlined figures are added to the table on page 61 of the Definitive Proxy Statement:

($ in millions)	Management Forecasts(1)
FYE (30-Jun)	FY 2026	FY 2027	FY 2028	FY 2029	FY 2030	FY 2031	FY 2032	FY 2033	FY 2034	FY 2035	FY 2036	FY 2037	FY 2038	FY 2039
Total Revenue	$955	$1,005	$1,096	$1,177	$1,284	$1,348	$1,395	$1,430	$1,464	$1,495	$1,525	$1,553	$1,579	$1,603
Total Adj. EBITDA (Unburdened by SBC)(2)	$232	$260	$284	$312	$365	$384	$397	$407	$416	$425	$434	$442	$449	$456
(-) D&A(3)	(83)	(81)	(80)	(78)	(74)	(76)	(78)	(80)	(82)	(83)	(84)	(84)	(85)	(85)

(-) SBC	(38)	(39)	(41)	(43)	(44)	(47)	(48)	(49)	(51)	(52)	(53)	(54)	(55)	(55)

EBIT (SBC Burdened)	$111	$139	$164	$191	$247	$261	$271	$277	$284	$291	$297	$304	$310	$315
(-) Tax Expense	(28)	(36)	(42)	(49)	(63)	(67)	(69)	(71)	(72)	(74)	(76)	(77)	(79)	(80)

(+) D&A	83	81	80	78	74	76	78	80	82	83	84	84	85	85

(-) Capex	(84)	(88)	(73)	(73)	(72)	(76)	(78)	(80)	(82)	(84)	(86)	(87)	(89)	(90)

(-) Change in NWC	29	39	(21)	5	(18)	(3)	(2)	(2)	(2)	(2)	(1)	(1)	(1)	(1)

Unlevered FCF(4)	$111	$136	$108	$153	$168	$192	$199	$205	$210	$214	$218	$222	$226	$229

Tax Amortization Benefit	$28	$36	$42	$49	$63	$63	$61	$44	$36	$28	$3	$0	$0	$0
NOL Benefit	$0	$0	$0	$0	$0	$3	$6	$21	$29	$37	$58	$62	$41	$0

(1)

The Financial Forecasts for fiscal years 2031 – 2039 were prepared by the management of the Company using extrapolation, assuming a reduction of growth rates for revenue and expenses to align with the terminal growth rate to estimate the realization of Premier’s tax amortization and NOL benefit.

(2)

Adjusted EBITDA, a non-GAAP term, is defined as net income (loss) before interest, taxes, depreciation, and amortization, as adjusted to be unencumbered for share-based compensation expense and related employer taxes, and certain other items consistent with the Company’s Annual Report on Form 10-K for the fiscal year ended June 30, 2025.

(3)	Excludes amortization of purchased intangibles.
(4)

Unlevered Free Cash Flow or Unlevered FCF, a non-GAAP term, is defined as Adjusted EBITDA minus taxes (exclusive of the NOL Benefit and the Tax Amortization Benefit), capital expenditures, changes in net working capital and share-based compensation.

The section of the Definitive Proxy Statement entitled “The Merger—Opinion of the Company’s Financial Advisors—Opinion of Goldman Sachs & Co., LLC” is hereby supplemented as follows:

The underlined language is added to the first paragraph on page 64 of the Definitive Proxy Statement:

Using the forecasts, Goldman Sachs performed an illustrative discounted cash flow analysis on the Company to derive a range of illustrative present values per share of Company Class A common stock. Using the mid-year convention for discounting cash flows and discount rates ranging from 8.5% to 10.5%, reflecting estimates of the Company’s weighted average cost of capital, Goldman Sachs discounted to present value as of June 30, 2025 (i) estimates of unlevered free cash flow for the Company for the fiscal years 2026 through 2039 as reflected in the forecasts and (ii) a range of illustrative terminal values for the Company, which were calculated by applying perpetuity growth rates ranging from 1.0% to 2.0%, to a terminal year estimate of the unlevered free cash flow to be generated by the Company of approximately $229 million, as reflected in the forecasts (which analysis implied terminal year EV/EBITDA multiples ranging from 5.3x to 7.9x). In addition, using discount rates ranging from 8.5% to 10.5%, reflecting an estimate of the Company’s weighted average cost of capital, Goldman Sachs discounted to present value as of June 30, 2025 the estimated benefits of the Company’s net operating losses (“NOLs”), or for the fiscal years 2026 through 2039, which includes NOLs generated from tax amortization benefits as reflected in the Forecasts. The range of perpetuity growth rates was estimated by Goldman Sachs utilizing its professional judgment and experience, taking into account the forecasts and market expectations regarding long-term real growth of gross domestic product and inflation. Goldman Sachs derived such discount rates by application of the Capital Asset Pricing Model (“CAPM”), which requires certain company-specific inputs, including the Company’s target capital structure weightings, the cost of long-term debt, future applicable marginal cash tax rate and a beta for the Company, as well as certain financial metrics for the United States financial markets generally.

The underlined language is added to and the crossed-out language is deleted from the second paragraph on page 64 of the Definitive Proxy Statement:

Goldman Sachs derived ranges of illustrative enterprise values for the Company by adding the ranges of present values it derived above. Goldman Sachs then subtracted from the range of illustrative enterprise values it derived for the Company the amount of the Company’s total net debt of $196 million and added the amount of the Company’s ~~cash and cash equivalents and~~ investment in unconsolidated affiliates of $263 million, in each case, as provided by and approved for Goldman Sachs’ use by the management of the Company, to derive a range of illustrative equity values for the Company. Goldman Sachs then divided the range of illustrative equity values it derived by the number of fully diluted outstanding shares of Company Class A common stock of approximately 85.2 million, as provided by and approved for Goldman Sachs’ use by the management of the Company, using the treasury stock method, to derive a range of illustrative present values per share of Company Class A common stock ranging from $27.59 to $36.58.

The underlined language is added to the fourth paragraph on page 64 of the Definitive Proxy Statement:

Goldman Sachs then subtracted the amount of the Company’s total debt and added the amount of the Company’s cash and cash equivalents and investment in unconsolidated affiliates for each of the fiscal years 2026 to 2028, each as provided by and approved for Goldman Sachs’ use by the management of the Company, from the respective implied enterprise values in order to derive a range of illustrative equity values as of June 30 for the Company for each of the fiscal years 2026 to 2028. Goldman Sachs then divided these implied equity values by ~~the~~ approximately 85.2 million, 85.2 million and 85.2 million projected year-end numbers of fully diluted outstanding shares of Company Class A common stock each of fiscal years 2026, 2027 and 2028, respectively, calculated using information provided by and approved for Goldman Sachs’ use by the management of the Company, to derive a range of implied future values per share of Company Class A common stock. Goldman Sachs then added the cumulative dividends per share of Company Class A common stock expected to be paid to holders of Company Class A common stock through the end of each of fiscal years 2026 to 2028, using the forecasts. Goldman Sachs then discounted these implied future equity values per share of Company Class A common stock to September 19, 2025, using an illustrative discount rate of 10.2%, reflecting an estimate of the Company’s cost of equity. Goldman Sachs derived such discount rate by application of the CAPM, which requires certain company-specific inputs, including a beta for the Company, as well as certain financial metrics for the United States financial markets generally. This analysis resulted in a range of implied present values of $22.18 to $30.86 per share of Company Class A common stock.

The underlined language is added to the third paragraph on page 66 of the Definitive Proxy Statement:

As of September 21, 2025, (i) funds managed by affiliates of Goldman Sachs were not co-invested with Patient Square Capital and/or its affiliates and (ii) funds managed by affiliates of Goldman Sachs that are almost entirely for the benefit of third party clients are invested in funds managed by affiliates of Patient Square Capital.

The section of the Definitive Proxy Statement entitled “The Merger—Opinion of the Company’s Financial Advisors—Opinion of BofA Securities, Inc.” is hereby supplemented as follows:

The underlined language is added to and the crossed-out language is deleted from the first paragraph on page 70 of the Definitive Proxy Statement:

Selected Publicly Traded Companies Analysis. BofA Securities reviewed publicly available financial and stock market information for the Company and ~~the following~~ ten selected publicly traded companies in the healthcare supply chain services and performance services industries (as applicable), as listed in the table below~~:~~.

~~Supply Chain Services Industry~~

•	~~McKesson Corporation~~

•	~~Cencora, Inc.~~

•	~~Cardinal Health, Inc.~~

•	~~Owens & Minor, Inc.~~

~~Performance Services Industry~~

•	~~IQVIA Holdings Inc.~~

•	~~R1 RCM, Inc.~~

•	~~Huron Consulting Group Inc.~~

•	~~HealthStream, Inc.~~

•	~~TruBridge, Inc.~~

•	~~Health Catalyst, Inc.~~

The underlined language and accompanying table are added to the second full paragraph on page 70 of the Definitive Proxy Statement:

BofA Securities reviewed, among other things, the enterprise value (“EV”) for each of the selected publicly traded companies, and for the Company, – calculated as equity values based on closing share prices of the applicable selected company on September 19, 2025, plus debt and debt-like items, preferred equity and non-controlling interest (each, as applicable), less cash and cash equivalents (each, as applicable) – as a multiple of estimated adjusted earnings before interest, taxes, depreciation and amortization, unburdened by stock-based compensation expenses and less certain other non-recurring adjustments (“Adjusted EBITDA”), for, respectively, calendar year 2025 (“CY 2025E Adj. EBITDA”) and calendar year 2026 (“CY 2026E Adj. EBITDA”), for the applicable company. Financial data of the selected publicly traded companies were based on public filings, publicly available Wall Street research and analysts’ estimates published by FactSet as of September 19, 2025. Financial data of the Company was derived from the Management Projections, equity information provided by the management of the Company, as well as publicly available Wall Street research and analysts’ estimates published by FactSet as of September 19, 2025. The results of this review were as follows:

Company	EV / CY 2025E Adj. EBITDA	EV / CY 2026E Adj. EBITDA
Supply Chain Services Industry
McKesson Corporation	13.9x	12.7x
Cencora, Inc.	12.7x	11.8x
Cardinal Health, Inc.	11.7x	10.4x
Owens & Minor, Inc.	6.1x	6.3x

Performance Services Industry
IQVIA Holdings Inc.	12.0x	11.4x
R1 RCM, Inc.	10.7x	9.1x
Huron Consulting Group Inc.	11.0x	9.9x
HealthStream, Inc.	11.2x	10.5x
TruBridge, Inc.	7.6x	7.0x
Health Catalyst, Inc.	7.1x	5.7x

The crossed-out language is deleted from the last full paragraph on page 70 of the Definitive Proxy Statement:

~~The overall low to high CY 2025E Adj. EBITDA multiples observed for the selected publicly traded companies were 6.1x to 13.9x (with a mean of 10.4x and a median of 11.1x), and the overall low to high CY 2026E Adj. EBITDA multiples observed for the selected publicly traded companies were 5.7x to 12.7x (with a mean of 9.5x and a median of 10.2x).~~ BofA Securities then noted that in each case, based on the closing share price (the “Unaffected Share Price”) of the Company Class A common stock on September 5, 2025, the last trading date prior to news of Patient Square Capital exploring a take private of the Company (the “Unaffected Date”) (i) the CY 2025E Adj. EBITDA multiple observed for the Company was 8.5x based on the Management Projections and 8.8x based on publicly available Wall Street research analysts’ estimates, and (ii) the CY 2026E Adj. EBITDA multiple observed for the Company was 8.7x based on the Management Projections and 9.0x based on publicly available Wall Street research analysts’ estimates.

The underlined language is added to the second paragraph on page 71 of the Definitive Proxy Statement:

BofA Securities then calculated implied equity value per share reference ranges for the Company (rounded to the nearest $0.05) by adding to these ranges of implied EV an estimate of the Company’s net cash of approximately $66 million inclusive of investments in unconsolidated affiliates as of June 30, 2025, as provided by Company management and dividing the result by a number of fully-diluted shares of the Company Class A common stock outstanding of approximately 85.2 million (calculated on a treasury stock method basis, based on information provided by Company management).

The underlined language is added to and the crossed-out language is deleted from the fifth full paragraph on page 71 of the Definitive Proxy Statement:

Selected Precedent Transactions Analysis. BofA Securities reviewed, to the extent publicly available (except for the transactions involving the Company, for which certain information was provided by Company management), financial information relating to the ~~following~~ selected transactions listed in the table below involving acquisitions of companies in the healthcare supply chain services and performance services industries.

~~Date Announced~~	~~Acquiror~~	~~Target~~
~~December 2024~~	~~Patient Square Capital, LP~~	~~Patterson Companies, Inc.~~
~~August 2024~~	~~TowerBrook Capital Partners, L.P.~~	~~R1 RCM, Inc.~~
~~June 2023~~	~~OMNIA Partners, Inc.~~	~~Premier, Inc.’s Non-Healthcare GPO Operations~~
~~June 2021~~	~~Blackstone Inc.; Hellman & Friedman LLC;~~	~~Medline Industries, L.P.~~
~~The Carlyle Group Inc.~~

~~February 2020~~	~~Premier, Inc.~~	~~Acurity, LLC; Nexera, Inc.~~
~~October 2017~~	~~Aramark~~	~~Avendra, LLC~~
~~November 2016~~	~~Premier, Inc.~~	~~Innovatix, LLC; Essensa Ventures, LLC~~
~~November 2015~~	~~Pamplona Capital Management LLP~~	~~MedAssets, Inc.~~
~~April 2013~~	~~Roper Technologies, Inc.~~	~~Managed Health Care Associates, Inc.~~
~~October 2012~~	~~McKesson Corporation~~	~~PSS World Medical, Inc.~~
~~September 2010~~	~~MedAssets, Inc.~~	~~The Broadlane Group, Inc.~~

The underlined language is added to and the crossed-out language is deleted from the first paragraph on page 72 of the Definitive Proxy Statement:

immediately following the applicable transaction (“NTM Adj. EBITDA”). Financial data of the selected transactions were based on public filings, publicly available Wall Street research, analyst estimates and information provided by Company management. ~~The overall low to high EV to NTM Adj. EBITDA multiples of the target companies in the selected transactions were 7.8x and 13.2x (with a mean of 11.2x and a median of 11.6x).~~ The results of this review were as follows:

Date Announced	Acquiror	Target	EV / NTM Adj. EBITDA
December 2024	Patient Square Capital, LP	Patterson Companies, Inc.	11.6x
August 2024	TowerBrook Capital Partners, L.P.; Clayton, Dubilier & Rice	R1 RCM, Inc.	12.5X
June 2023	OMNIA Partners, Inc.	Premier, Inc.’s Non-Healthcare GPO Operations	13.0x
June 2021	Blackstone Inc.; Hellman & Friedman LLC; The Carlyle Group Inc.	Medline Industries, L.P.	NA
February 2020	Premier, Inc.	Acurity, Inc.; Nexera, Inc.	7.8x
October 2017	Aramark	Avendra, LLC	12.5x
November 2016	Premier, Inc.	Innovatix, LLC; Essensa Ventures, LLC	8.3x
November 2015	Pamplona Capital Management LLP	MedAssets, Inc.	11.1x
April 2013	Roper Technologies, Inc.	Managed Health Care Associates, Inc.	10.5x
October 2012	McKesson Corporation	PSS World Medical, Inc.	13.2x
September 2010	MedAssets, Inc.	The Broadlane Group, Inc.	N/A

The underlined language is added to the second full paragraph on page 72 of the Definitive Proxy Statement:

BofA Securities then calculated an implied equity value per share reference range for the Company (rounded to the nearest $0.05) by adding to this range of implied EVs an estimate of the Company’s net cash of approximately $66 million inclusive of investments in unconsolidated affiliates as of June 30, 2025, as provided by Company management, and dividing the result by a number of fully-diluted shares of the Company Class A common stock outstanding of approximately 85.2 million (calculated on a treasury stock method basis, based on information provided by Company management).

The underlined language is added to the last full paragraph on page 72 of the Definitive Proxy Statement:

BofA Securities then calculated an implied equity value per share reference range for the Company (rounded to the nearest $0.05) by adding to this range of implied EVs an estimate of the Company’s net cash of approximately $66 million inclusive of investments in unconsolidated affiliates as of June 30, 2025, as provided by Company management, and dividing the result by a number of fully-diluted shares of the Company Class A common stock outstanding of approximately 85.2 million (calculated on a treasury stock method basis, based on information provided by Company management).

The underlined language is added to and the crossed-out language is deleted from the second bullet on page 73 of the Definitive Proxy Statement:

Wall Street Analysts Price Targets. BofA Securities reviewed ~~certain~~ seven publicly available equity research analyst price targets for shares of the Company Class A common stock, which indicated a present value of $18.15 to $25.41 when discounted by one year at the Company’s estimated mid-point cost of equity of 10.2%, derived using the capital asset pricing model.

Additional Information and Where to Find It

In connection with the merger, the Company has filed relevant materials with the U.S. Securities and Exchange Commission (the “SEC”), including the Definitive Proxy Statement. This Current Report on Form 8-K is not a substitute for the Definitive Proxy Statement or for any other document that the Company may file with the SEC and send to its stockholders in connection with the merger. The merger will be submitted to the Company’s stockholders for their consideration. BEFORE MAKING ANY VOTING DECISION, THE COMPANY’S STOCKHOLDERS ARE URGED TO READ ALL RELEVANT DOCUMENTS FILED OR TO BE FILED WITH THE SEC, INCLUDING THE DEFINITIVE PROXY STATEMENT, AS WELL AS ANY AMENDMENTS OR SUPPLEMENTS TO THOSE DOCUMENTS, WHEN THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT THE MERGER.

The Company’s stockholders are able to obtain a free copy of the Definitive Proxy Statement, as well as other filings containing information about the Company, without charge, at the SEC’s website (www.sec.gov). Copies of the Definitive Proxy Statement and the filings with the SEC that will be incorporated by reference therein can also be obtained, without charge, by directing a request to Premier Inc., 13520 Ballantyne Corporate Place, Charlotte, North Carolina, 28277, or from the Company’s website, www.premierinc.com.

Participants in the Solicitation

The Company and certain of its directors, executive officers and employees may be deemed to be participants in the solicitation of proxies in respect of the merger. Information regarding the Company’s directors and executive officers is available in the Company’s Annual Report on Form 10-K for the fiscal year ended June 30, 2025, which was filed with the SEC on August 19, 2025 (as amended by that certain Amendment No. 1 on Form 10-K/A filed with the SEC on October 24, 2025, the “Annual Report”), the Definitive Proxy Statement and in other documents filed by the Company with the SEC. Please refer to, among other things, (i) the sections captioned “Compensation of Directors,” “Compensation Discussion and Analysis” and “Security Ownership of Certain Beneficial Owners and Management” in the Annual Report and (ii) the sections captioned “The Merger - Interests of the Company’s Directors and Executive Officers in the Merger” and “Security Ownership of Certain Beneficial Owners and Management,” in the Definitive Proxy Statement. To the extent holdings of such participants in the Company’s securities have changed since the amounts described in the Definitive Proxy Statement, such changes have been reflected on Initial Statements of Beneficial Ownership on Form 3 or Statements of Change in Ownership on Form 4 filed with the SEC, which are available at EDGAR Search Results https://www.sec.gov/edgar/browse/?CIK=0001577916&owner=only. Free copies of the Definitive Proxy Statement and such other materials may be obtained as described in the preceding paragraph.

Forward-Looking Statements

This Current Report on Form 8-K includes forward-looking statements within the meaning of the “safe harbor” provisions of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. Forward-looking statements may be identified by the use of words such as “continue,” “guidance,” “expect,” “outlook,” “project,” “believe” or other similar expressions that predict or indicate future events or trends or that are not statements of historical matters. These forward-looking statements include, but are not limited to, statements regarding the benefits of and timeline for closing the merger. These statements are based on various assumptions, whether or not identified in this Current Report on Form 8-K, and on current expectations and are not predictions of actual performance. These forward-looking statements are provided for illustrative purposes only and are not intended to serve as, and must not be relied on by any investor as, a guarantee, an assurance, a prediction or a definitive statement of fact or probability. Actual events and circumstances are difficult or impossible to predict and may differ from assumptions. Many actual events and circumstances are beyond the control of the Company. These forward-looking statements are subject to a number of risks and uncertainties, including, but not limited to, those discussed under “Risk Factors” in the Annual Report, Current Reports on Form 8-K and other documents filed with the SEC, including documents that will be filed with the SEC in connection with the merger, and the following: (1) the inability to consummate the merger within the anticipated time period, or at all, due to any reason, including the failure to obtain required regulatory approvals, satisfy the other conditions to the consummation of the merger (including the approval of the Company’s stockholders) or complete contemplated financing arrangements, (2) the risk that any announcements relating to the merger could have adverse effects on the market price of the Company Class A Common Stock, (3) disruption from the merger making it more difficult to maintain business and operational relationships, including retaining and hiring key personnel and maintaining relationships with the Company’s customers, vendors and others with whom it does business, (4) the occurrence of any event, change or other circumstances that could give rise to the termination of the merger agreement entered into in connection with the merger, (5) risks related to disruption of the Company’s current plans and operations or the diversion of management’s attention from the Company’s ongoing business operations due to the merger, (6) significant transaction costs and (7) the risk of litigation and/or regulatory actions related to the merger or unfavorable results from currently pending litigation and proceedings or litigation and proceedings that could arise in the future. The foregoing list of important factors is not exhaustive. Readers are cautioned not to place undue reliance on forward-looking statements made by or on behalf of the Company. Each such statement speaks only as of the day it was made. The Company undertakes no obligation to update or to revise any forward-looking statements, whether as a result of new information, future events, or otherwise, except as required by law. Furthermore, the Company cannot guarantee future results, events, levels of activity, performance, or achievements. Forward-looking statements in this communication may include, without limitation: statements about the potential benefits of the merger, anticipated growth rates, the Company’s plans, objectives, expectations, and the anticipated timing of closing the merger.

Further information on factors that could cause actual results to differ materially from the results anticipated by the forward-looking statements is included in the Annual Report, Quarterly Reports on Form 10-Q, Current Reports on Form 8-K and other filings made by the Company from time to time with the SEC. These filings, when available, are available on the investor relations section of the Company website at https://investors.premierinc.com or on the SEC’s website at https://www.sec.gov. If any of these risks materialize or any of these assumptions prove incorrect, actual results could differ materially from the results implied by these forward-looking statements. There may be additional risks that the Company presently does not know of or that the Company currently believes are immaterial that could also cause actual results to differ from those contained in the forward-looking statements. The forward-looking statements included in this communication are made only as of the date hereof. The Company assumes no obligation and does not intend to update these forward-looking statements, except as required by law.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Premier, Inc.

By:	/s/ Michael J. Alkire
Name:	Michael J. Alkire
Title:	President and Chief Executive Officer

Date: November 12, 2025